Exhibit q

                           POWER OF ATTORNEY

         We, the undersigned Trustees of The Wright Managed Equity Trust, a Massachusetts business trust, do hereby constitute and appoint H. Day Brigham, Jr., Peter M. Donovan, Alan R. Dynner and A.M. Moody, III, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacity indicated below, any and all amendments (including post-effective amendments) to the Registration Statement on Form N-1A filed by The Wright Managed Equity Trust with the Securities and Exchange Commission in respect of shares of beneficial interest and other documents and papers relating thereto.

         IN WITNESS WHEREOF I have hereunto set my hand on the date set opposite my signature.

         Name                   Capacity                          Date

s/Peter M. Donovan        President, Principal Executive
-------------------            Officer and                 December 13, 2001
Peter M. Donovan

s/James L. O'Connor       Treasurer, Principal Financial
---------------------       and Accounting Officer         December 13, 2001
James L. O'Connor

s/James P. Biggs                    Trustee                December 13, 2001
-------------------
James P. Biggs

s/H. Day Brigham, Jr.               Trustee                December 13, 2001
----------------------
H. Day Brigham, Jr.

s/Judith R. Corchard                Trustee                December 13, 2001
----------------------
Judith R. Corchard

s/Dorcas R. Hardy                   Trustee                December 13, 2001
--------------------
Dorcas R. Hardy

s/ Leland Miles                     Trustee                December 13, 2001
----------------
Leland Miles

s/A.M.Moody, III                    Trustee                December 13, 2001
-----------------
A.M. Moody, III

s/Lloyd F. Pierce                   Trustee                December 13, 2001
------------------
Lloyd F. Pierce

s/Richard E. Taber                  Trustee                December 13, 2001
-------------------
Richard E. Taber